Exhibit 99.3

Investor Presentation March 2023

DISCLAIMER This presentation (this “Presentation”) is provided for informational purposes only and has been prepared by GLAAM Co., Ltd. (the “Company” or “GLAAM”), and Jaguar Global Growth Corporation I (“Jaguar” or “SPAC”) to assist interested parties in making their own evaluation with respect to a potential business combination between the Company and Jaguar and related transactions (the “Potential Business Combination”) and for no other purpose. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Potential Business Combination. The securities to which this Presentation relate have not been registered under the US Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Any offer to sell securities, if made, would be made only pursuant to a definitive subscription agreement and in reliance upon an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act not involving any public offering. Jaguar and the Company reserve the right to amend or terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding any transaction involving Jaguar and the Company for any reason. There shall not be any offer, sale or exchange of any securities of the Company or Jaguar in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of such jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is: (a) aware that the U.S. securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the US Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. Neither the Company nor Jaguar has verified, or will verify, any part of this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of Jaguar, the Company or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. To the fullest extent permitted by law, in no circumstances will Jaguar, the Company or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Jaguar, the Company or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Jaguar, the Company or the Potential Business Combination. Recipients of this Presentation should each make their own independent investigation and evaluation of Jaguar, the Company and the Potential Business Combination and their own assessment of the relevance and adequacy of the information provided, or made available, by the Company, Jaguar or any of their subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents and should make such other investigations as they deem necessary. Industry and Market Data In this Presentation, the Company may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information. Recipients are cautioned not to place undue weight on such information. Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s and Jaguar’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. PRIVATE AND CONFIDENTIAL // 2

DISCLAIMER (CONT.) Many actual events and circumstances are beyond the control of Jaguar and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including the risks presented elsewhere herein. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should also carefully consider the risk factors presented elsewhere herein along with the risks and uncertainties described in the “Risk Factors” section of Jaguar’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Jaguar from time to time with the U.S. Securities and Exchange Commission (the “SEC”). There may be additional risks that neither Jaguar nor the Company presently know or that Jaguar and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Presentation, and such information may be inaccurate or incomplete. Jaguar and the Company undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, the Company’s management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward. Use of Projections This Presentation contains projected financial information with respect to the Company. The Company’s independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Projections are inherently uncertain due to a number of factors outside of Jaguar’s and the Company’s control. While all financial projections, estimates and targets are necessarily speculative, Jaguar and the Company believe that the preparation of projected financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the projected results are indicative of future performance or that actual results will not differ materially from those presented in the projected financial information. Inclusion of the projected financial information in this Presentation should not be regarded as a representation by any person that the results contained in the projected financial information will be achieved. Presentation of Financial Data The financial information and data contained in this Presentation has not been audited in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards and may not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in any proxy statement, prospectus or other report or document to be filed or furnished with the SEC by Jaguar, the Company and/or a newly created entity (“New PubCo”) through which the Potential Business Combination will be consummated. Certain historical financial data and financial forecast information of the Company included in this Presentation has been based on the Company’s audited financial statements for the years ended December 31, 2020 and 2019, in accordance with Korean International Financial Reporting Standards (“IFRS”) as adopted by the Korean Accounting Standards Board, and such data and information is subject to update following the completion of the audits of the Company’s financial statements in accordance with PCAOB standards. Accordingly, such historical financial results and financial forecast information are preliminary and subject to change, which change may be material, based on the completion of the Company’s financial closing procedures and any adjustments that may result from the preparation and completion of the audits of the Company’s financial statements in accordance with PCAOB standards. In addition, certain historical financial data of the Company for periods prior to 2021 has been based on the Company’s audited financial statements for the relevant periods, as applicable, but such financial data has not been, and will not be, audited in accordance with PCAOB standards and may deviate from financial information audited in accordance with PCAOB standards. In addition, certain other financial data of the Company included in this Presentation is based on the Company’s internal management accounts that have not been reviewed or audited and are subject to further review and updates. Statement Regarding Non GAAP Financial Measures Certain financial measures in this Presentation are not calculated pursuant to U.S. Generally Accepted Accounting Principles (“GAAP”) or IFRS. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP or IFRS. There are a number of limitations related to the use of these non-GAAP financial measures as compared to their nearest GAAP or IFRS equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP financial measures herein as tools for comparison. You should review each of Jaguar’s and the Company’s audited financial statements in accordance with GAAP or IFRS and should not rely on any single financial measure as part of your evaluation.

DISCLAIMER (CONT.) This Presentation also includes certain projections of non-GAAP measures. Due to the high variability, uncertainty and inherent difficulty of making accurate forecasts and projections, including predicting the occurrence and financial impact of certain adjustments, and the periods in which such adjustments may be recognized, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, the Company is not providing a reconciliation of its projected or forward-looking non-GAAP measures to the most directly comparable measure prepared in accordance with GAAP. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Trademarks Jaguar and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third-parties, which are the property of their respective owners. The use or display of third-parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Jaguar or the Company, or an endorsement or sponsorship by or of Jaguar or the Company. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate in any way that Jaguar or the Company will not assert to the fullest extent under applicable law their respective rights or the rights of the applicable licensor(s) to these trademarks, service marks, trade names and copyrights. Additional Information In connection with the Potential Business Combination described herein, Jaguar, the Company and/or New PubCo intend to file relevant materials with the SEC, including a registration statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Jaguar shareholders. Jaguar, the Company and/or New PubCo will also file other documents regarding the Potential Business Combination with the SEC. This Presentation does not contain all the information that should be considered concerning the Potential Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors, security holders of the Company, Jaguar, and other interested persons are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about the Potential Business Combination. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Jaguar, the Company and/or New PubCo through the website maintained by the SEC at www.sec.gov. The documents filed by Jaguar, the Company and/or New PubCo with the SEC also may be obtained free of charge upon written request to Jaguar at Jaguar Global Growth Corporation I, 601 Brickell Key Drive, Suite 700, Miami, FL 33131. Participants in the Solicitation Jaguar, the Company, New PubCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Jaguar’s shareholders in connection with the Potential Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Potential Business Combination and their ownership of Jaguar’s securities are, or will be, contained in Jaguar’s filings with the SEC, and such information and names of the Company’s directors and executive officers will also be in the registration statement on Form F-4 to be filed with the SEC by Jaguar, the Company and/or New PubCo, which will include the proxy statement of Jaguar. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXECUTIVE SUMMARY TODAY’S PRESENTERS Dr. Ho Joon Lee Dr. Orhan Ertughrul Gary Garrabrant Anthony Page, CFA Founder Executive Managing Director, Chairman and CEO CFO G-Smatt Europe • Founder/former CEO, • Managing Director G-SMATT • CEO, Jaguar Growth Partners • Chief Risk Officer, Jaguar GLAAM Europe (GLAAM) • Former CEO, Equity Growth Partners • Founder/Former CEO, BioX • Director of Product International • Former Principal, Apollo Clan Development (Cello/UPC –• Former Chairman/Vice Real Estate Advisors • Founder/CEO, M3 Capital Liberty Global) Chairman/Director Capital • Former Senior Vice Partners Asia • Founder Inflectix Biosciences Trust (NYSE: CT), Gafisa President & Director, • Senior Analyst, Equity • Product Manager EMEA—(NYSE: GFA), Homex (NYSE: Capstead Mortgage Corp. Research, JPMorgan New Products, Comstor HXM), and Xinyuan (NYSE: (NYSE: CMO) • PhD. Cambridge University, • PhD. Cambridge University, XIN) • Former Chief Financial UK UK Officer, Winthrop Financial Associates PRIVATE AND CONFIDENTIAL // 5

EXECUTIVE SUMMARY GLAAM – A TRUE IT MEDIA PRODUCT Our Mission… To Turn Buildings into Media Devices Introduction Video PRIVATE AND CONFIDENTIAL // 6

EXECUTIVE SUMMARY WHAT MAKES GLAAM SPECIAL G-Glass: World’s First Architectural Display Product 99%+ Transparency Immense Customization Capability G-Glass Media Functionality Building Material Grade Durability PRIVATE AND CONFIDENTIAL // 7

EXECUTIVE SUMMARY INVESTMENT HIGHLIGHTS 1 Established company with a proven innovative product and strong market acceptance Proprietary manufacturing and patent-protected technology is the result of 10+ years of 2 development and over $185M of investment 3 These factors, combined with hundreds of completed installations on multiple continents, create enormous barriers to entry The company is uniquely positioned to capitalize on a large and growing total addressable 4 Digital-Out-Of-Home (“DOOH”) media market Poised for rapid and sustainable growth via a global pipeline of large and small installations in high- 5 profile locations with prominent clients and partners PRIVATE AND CONFIDENTIAL // 8

EXECUTIVE SUMMARY JAGUAR INVESTMENT THESIS Established & Profitable Company Strong Pipeline Revenue ($M) EBITDA Margin % Unique capability of delivering projects of various sizes, including Super Large Architectural Media (SLAM) projects2 $71 2023 2024 $51 $45 $21 48% 20% $15 44% $9 3% BUSAN, KOREA BOSTON, USA INCHEON, KOREA (50%) (81%) 2019A 2020A 2021A 2022A 2023E 2024E PYEONGTEAK, KOREA MAGOK, KOREA MONTREAL, CANADA Global Presence & Potential Continued Growth in DOOH Advertising Market Based upon our Korean sales experience, we estimate a $1.9 billion revenue Significant additional revenue upside is associated with addressing the potential from our targeted global target markets1 rapidly growing Digital Out-of-Home (DOOH) advertising market ($ in Millions) 25,008 22,648 19,793 18,033 15,616 14,060 Headquarters Manufacturing Facilities Installations Offices 2020 2021 2022 2023 2024 2025 1. 2021 GDP for Korea and the global target markets were $1.8 billion and $87.8 billion, respectively. Assuming a linear relationship between G-Glass sales and GDP and extrapolating projected 2023 Korean G-Glass revenues of $39 million to the global target market, we estimate base case total global revenue potential of $1.9 billion per annum; 2. SLAM: Super Large Architectural Media (20,000-100,000 ft2). Source: PQ Media Global Digital Out-of-Home Media Forecast 2021-2025, World Bank, World Development Indicators, updated 12/22/22. Please see slide 32 for more details on Company financials PRIVATE AND CONFIDENTIAL // 9

EXECUTIVE SUMMARY JAGUAR STRATEGIC PARTNERSHIP EXPECTED TO PROPEL GLAAM GROWTH Proven Technology Edge ?Access to Decision Powerful Makers Combination ?Global Reach Unique, ?Global Ownership Game-Changing Product Mass Production Capability Architecture Note: Companies represent examples of those in the respective industries PRIVATE AND CONFIDENTIAL // 10

EXECUTIVE SUMMARY BUSINESS COMBINATION SUMMARY BUSINESS COMBINATION STRUCTURE ? Jaguar Global Growth Corporation I intends to complete a business combination (the “Business Combination”) with GLAAM, a revolutionary media glass manufacturer based in Korea ? The Business Combination is targeted to close in Q3 2023, subject to the satisfaction of customary closing conditions VALUATION ? The Business Combination implies a pro forma combined enterprise value of approximately $309 million1 ? Existing GLAAM shareholders would roll over 100% of their equity as part of the Business Combination CAPITAL STRUCTURE ? The Business Combination would be funded by a combination of JGGC cash held in a trust account and ordinary shares to be received by existing GLAAM shareholders ? The Business Combination is expected to result in zero debt and approximately $200 million net cash on the balance sheet to fuel growth1 1. See slide 39 PRIVATE AND CONFIDENTIAL // 11

COMPANY OVERVIEW

COMPANY OVERVIEW MASSIVE TOTAL ADDRESSABLE MARKET Architectural Revenue Streams Game Services G-GLASS: ~$24B More than 128B ft2 of G-Glass architectural glass is Art Services ~$24B produced every year1. Assuming 0.1% penetration of G-Glass, the TAM is DOOH Content rtainment Services ~$24B Delivery ~$20B roadcasting Services DOOH Content Delivery: ~$20B2 The global digital out-of- ssaging Services home content delivery has a current estimated value of ~$20B and growing at Apps 12%+ per annum ontent Services Source: 1. Freedonia Group Global Flat Glass Report 2023; 2. PQ Media Global Digital Out-of-Home Media Forecast 2021-2025 Note: TAM size not perfectly drawn to scale TE AND CONFIDENTIAL // 13

COMPANY OVERVIEW GLOBAL INSTALLED CUSTOMER BASE MAJOR INSTALLATIONS 400+ Customers View (Cedars Sinai) Hospital, Qatar 43,000 ft2 Globally 2018 Pyeongchang Winter Olympics 15,000 ft2 460+ View (Cedars Sinai) Hospital, Qatar Installations / Rental & Pier 17, New York 1,250 ft2 Lease Globally COEX Expo Center, Seoul 12,000 ft2 ~200 Nissan Crossing, Tokyo 1,600 ft2 Locations Permanent COEX Expo Center, Seoul Installations Across 10 Countries Yes APM, Seoul 5,400 ft2 MetLife Dome, Tokyo 1,700 ft2 $280M+ Global Project Pipeline Dubai International Airport 1,600 ft2 Nissan Crossing, Tokyo Source: Company data PRIVATE AND CONFIDENTIAL // 14

COMPANY OVERVIEW GLAAM INSTALLED BASE Europe China 4 5 USA 17 Japan 34 2 134 Korea Middle East Permanent Installations PRIVATE AND CONFIDENTIAL // 15

COMPANY OVERVIEW PROVEN VALUE CREATION – ARCHITECTURAL AND RETAIL “As a creator of iconic and beautiful digital media installations, we are thrilled to be GLAAM’s U.S. partner to help bring this first-of-its-kind product to our market. For our clients looking to transform their buildings and spaces into iconic landmarks with inspiring visuals and interactive content, this new offering can help turn a standard façade into an infinite digital story.” – GEORGE LINARDOS, CEO of ANC Inc. ““Property yields are low. Real estate investors are frustrated. Presently horizontal space is way over utilized but vertical space is terribly underutilized if used at all! G-Glass is a real GAME CHANGER.” – RICHARD HWANG, CEO of Cushman & Wakefield Korea “We are very much looking forward to this project completing and to see the finished solution on display. As shared with Porsche AG and the other Global Markets who attended the Digital Workshop Conference in 2019 (pre-pandemic), we believe this solution will help increase our showroom atmosphere and in turn support with our retail environment aspirations to make our Porsche Centers more inviting for customers.” – MUDASSAR BAIG, Future Retail Project Manager, Porsche PRIVATE AND CONFIDENTIAL // 16

COMPANY OVERVIEW GLAAM DELIVERS VALUE TO ALL STAKEHOLDERS VALUE CREATION FOR OWNERS VALUE CREATION FOR DEVELOPERS Initial Installation Costs ($M) 30-Year Operating Costs ($M) 28 Net Investment 3.5 (G-Glass Installation – IGU, 12,000 ft2) ($5,800,000) 2.6 Annual Advertising/Sponsor Revenue +$1,900,000 5.2 Media Right Sold for +$7,300,000 LED bar + G-Glass LED bar + G-Glass Value Creation $3,400,000 Glass Glass ~35% Premium ~80% OPEX Cost Savings to LED Bar + Glass 80% LOWER OVERALL 30-YEAR COST V.S. LED BAR 45%+ IRR FOR AN 18-MONTH INVESTMENT PERIOD + GLASS Note: Value creation for owners calculation based on a standard typical 11,000 ft2 project; Value creation for developers calculation based on 12,000 ft2 COEX Seoul project Source: Company data PRIVATE AND CONFIDENTIAL // 17

COMPANY OVERVIEW GLOBAL ORGANIZATION Office Location HO JOON LEE / Co-Founder JAEYOUNG CHOI / CEO, GLAAM America ? Founder/former CEO, GLAAM ? 2021 G-SMATT America, CEO ? Founder/Former CEO, BioX Clan ? 2016 G-SMATT America ,CTO / Managing Director ? Founder/CEO, M3 Capital Partners Asia ? 2014 Fulcrum Company, Senior Project Manager / Architect ? Senior Analyst, Equity Research, JPMorgan ? PhD. Cambridge University, UK KOREA USA HOUNGKI (CHARLIE) KIM / Co-Founder ORHAN ERTUGHRUL / Managing Director, ? Board Director, Taewondo Promotion Foundation. G-Smatt Europe ? Director, Yilhyung Chyung& Taiyoung Lee Memorial ? Managing Director G-SMATT Europe (GLAAM) Foundation ? Director of Product Development (Cello/UPC – Liberty Global) ? Vice-Chairman, Korea Small Business Association ? Founder Inflectix Biosciences ? Vice-Chairman, Korea Youth Protection Association ? Product Manager EMEA—New Products, Comstor KOREA UK ? PhD. Cambridge University, UK KEONG RAE KIM / CEO (Act.) & CFO SANMUKH BAWA / Senior Arch. Eng. ? 2019 G-SMATT Inc. CEO ? 2019 Technical Committee member at BSI (British Standard Institute) ? 2014 Vice President of G-SMATT Inc. ? UK elected glass expert for ISO/TC160/SC1/WG11 Active and dynamic ? 2014 Vice President of G-SMATT Global glazing ? 2000 Established Wooduk Accounting Firm ? Technical member , GGF,UK ? Committee member, SGT, UK ? 2011-2017 Senior Engineer, Eckerley O’Callaghan. Worked on Apple Inc. store glass KOREA UK PRIVATE AND CONFIDENTIAL // 18

COMPANY OVERVIEW GLAAM BY THE NUMBERS ABOUT US PROJECTS & TECHNOLOGY KEY FINANCIAL METRICS #1 ~200 $51M World’s First and Only Provider of Projects Completed Globally 2023E Revenue Architectural Media Glass 2005 $280M 58% Founded Qualified Pipeline1 2023E Gross Profit Margin 103 $440M+ 44% Employees Annual Sales Manufacturing Capacity 2023E EBITDA Margin KOREA 2 149% Headquarters Production Facilities in Korea and China 2023E Revenue Growth Rate 6 24 $185M+ Global Offices (KR, US, CHN, UK, JP, HK) Global Patents Invested in R&D, Capex and Marketing 1. Projects with defined customer, location and G-Glass usage Source: Company data PRIVATE AND CONFIDENTIAL // 19

MANUFACTURING & OPERATIONS

MANUFACTURING & OPERATIONS GLAAM MANUFACTURING OVERVIEW PYEONGTAEK, KOREA • Capacity 700,000 ft2 G-Glass per year • Operational since 2012 • Land area: Approx. ~1 Acre • Annual capacity: $220M TIANJIN, CHINA • Capacity 700,000 ft2 G-Glass per year • Operational since 2019 • Land area: Approx. ~3 Acres • Annual capacity: $220M Source: Company data PRIVATE AND CONFIDENTIAL // 21

MANUFACTURING & OPERATIONS HIGH BARRIERS TO ENTRY TECHNOLOGY LEADERSHIP PRODUCTION AT SCALE MARKET LEADER Proprietary Mass Production Mass Production Facility Proven Differentiated Product Machines and Equipment Manufacturing capacity of 1.4M ft2 per year First and only provider of 4th generation Fully proprietary self-developed between 2 currently operational facilities architectural media glass production line – Not available from 3rd parties (world’s largest proprietary super-precision etching, SMT machine) $185M+ Globally Certified Invested in R&D, production and distribution Full set of essential certifications on electric Complete In-house Solution safety and construction materials obtained One-stop shop including G-Glass, frame, (CCC, UL, CE, KC, etc.) driver, controller, software, media Extreme level of customization contents, installation and repair, and accessory parts Being able to accept extreme ranges of 460+ References customization while maintaining high Projects completed globally Proprietary Raw Materials quality and mass production is very difficult 30+ proprietary raw materials developed but mastered including unique resin and LEDs from Global Distribution Network global suppliers Established global distribution and 24 Individual Patents maintenance networks Out of 24 patents, 5 patents are fundamental patents essential for G-Glass production GLAAM is 10-15 years ahead of competition Note: Entry barriers based on 5-6 years to develop manufacturing machines & equipment, 3 years to obtain certification, 5-6 years to build reference, amounting to 10-15 years of time entry barrier Source: Company data PRIVATE AND CONFIDENTIAL // 22

MANUFACTURING & OPERATIONS GLAAM’S GROWING NETWORK OF PARTNERS AND CUSTOMERS Distribution Architect Design / Supply Partners Content Creatives Customers Partners Engineering

GROWTH STRATEGY

GROWTH STRATEGY LEVERS FOR GROWTH 1 CONVERTING CURRENT PIPELINE ($ in Millions) ~$340 ~$549 • Close & execute current pipeline • Expand existing relationships by identifying additional use cases 2 INVESTING IN INTERNATIONAL EXPANSION 4 • Fully staff regional sales & marketing offices • Generate actionable, diversified global pipeline ~$72 3 GENERATING & CONVERTING GLOBAL PIPELINE ~$30 3 • Capitalize on DOOH marketplace growth and ~$86 ~$107 momentum 2 • Focus on digital place-based and large 1 format digital infra sales $21 2022A Converting Mid-Term Investing in Generating & Maximizing Longer-Term 4 MAXIMIZING DIGITAL CONTENT Revenue Current Revenue International Converting Digital Upside DELIVERY OPPORTUNITIES Pipeline Potential Expansion Global Content Potential • Identify and capitalize on opportunities to Pipeline Delivery participate in upside associated with Opportunities recurring content and advertising revenue PRIVATE AND CONFIDENTIAL // 25

GROWTH STRATEGY 1 CONVERTING CURRENT PIPELINE PIPELINE UNDERPINS SIGNIFICANT NEAR-TERM REVENUE VISIBILITY PROJECTS UNTIL 2025 $1B+ Identified Opportunities With Ongoing Discussions1 110 Projects in Proposal Phase $280M 14 Qualified Pipeline2 Projects in Reservation and Contract Phase $2.5M $86M Average Project Size High Probability Pipeline3 1.2x+ Coverage for 2023 and 2024 revenue target from pipeline $51M $71M 2023E Revenue 2024E Revenue 1. Total project leads under discussion; 2. Projects with defined customer, location and G-Glass usage; 3. Projects with defined customer, location, usage and budget or began drawing Source: Company data PRIVATE AND CONFIDENTIAL // 26

GROWTH STRATEGY 2 INVESTING IN INTERNATIONAL EXPANSION ? Building off of GLAAM’s existing Korean foundation and expand globally ? Targeting the largest DOOH markets in Asia, North America, Europe and the Middle East via a robust regional sales & marketing effort Current Installed Projects Drive Regional Demand Return on Marketing Investment Establishing Generates Scale Every Generates Scale 3 SLAM references 6 SLAMs per year $72M of revenue Market costs $2M $10M of revenue $30M of revenue In US and EMEA 1 SLAM project = $12M per year from 6 to penetrate per market per year from 3 3 (30,000 ft2)x $3M = $9M SLAM projects Target 3 markets = $6M markets $15M of Marking Spend Unlocks $102M of Revenue Note: SLAM: Super Large Architectural Media (20,000-100,000 ft2) Source: Company estimates PRIVATE AND CONFIDENTIAL // 27

GROWTH STRATEGY 3 GENERATING & CONVERTING GLOBAL PIPELINE Focusing on Larger Ticket Projects Large Format Digital Urban Wallscapes Multi-Unit Digital Place-Based Networks 2022–2024 2024–beyond VIEW HOSPITAL 2022 INSPIRE CASINO RESORT 2023 “M” HOTEL 2024 CONFIDENTIAL FINISHED NEAR CONTRACT IN PROPOSAL DOHA, QATAR (43,000 FT2) INCHEON, KOREA (16,000 FT2) LAS VEGAS, USA (140,000 FT2) MAGOK MICE 2023 OAM FACILITY NEOM CITY 2030 NEAR CONTRACT IN PROPOSAL IN PROPOSAL SEOUL , KOREA (16,000 FT2) TORONTO, CANDA (37,000 FT2) NEOM, SAUDI ARABIA (8,000,000 FT2) Note: Multi-Unit Digital Place-Based Networks (200 ft2 – 500 ft2); Large Format Digital Urban Wallscapes (1,800 ft2 – 14,400 ft2) PRIVATE AND CONFIDENTIAL // 28

GROWTH STRATEGY 3 GENERATING & CONVERTING GLOBAL PIPELINE (CONT.) Continuing the Quick Turn Around Projects Large Format Digital Urban Wallscapes Multi-Unit Digital Place-Based Networks GANGNAM, KOREA PORSCHE, UK INCHEON AIRPORT $200K-$1M $30K-$50K $200K-$400K BRIDGE APPLICATION SHOWROOM APPLICATION MEDIA WALL APPLICATION DAEGU, KOREA BYUNSAN, KOREA SEJONG, KOREA $100K-$2M $50K-$1M $30K-$80K G-TAINER APPLICATION HANDRAIL APPLICATION BUS SHELTER APPICATION Note: Multi-Unit Digital Place-Based Networks (200 ft2 – 500 ft2); Large Format Digital Urban Wallscapes (1,800 ft2 – 14,400 ft2) PRIVATE AND CONFIDENTIAL // 29

GROWTH STRATEGY 4 MAXIMIZING DIGITAL CONTENT DELIVERY OPPORTUNITIES G-Glass Advertising Potential Proven by COEX Expand Glass as a Service (GaaS) Globally Future Large-Scale Project 200,000 ft2 $18M of G-Glass Delivered CAPEX3 Yields 12,000 ft2 $1.9M Low Annual Adverting of G-Glass Installed 1 Operating Cost $10M $7.4M Revenue Annual Revenue4 Annual EBITDA5 Large Architectural Media Proven by Burj Khalifa • For each new installation, GLAAM will split the upfront 350,000 ft2 CapEx / installation costs with the customer, and agree to maintain the G-Glass • In return, GLAAM will license the use of the glass to 3rd $25M parties and retain 80% of the media and advertising Annual Revenue2 revenue the installation brings in ($68,000 per 3 min2) • Win-win solution: Costumer reduces upfront cost and still High retains upside; GLAAM increases margins via GaaS; monetizes the G-Glass for 30+ years Operating Cost Source: 1. Korea Networks. Data based on actual advertising revenues generated in 2018 by operator; 2. ArabianBusiness.com, October 5, 2022. Annual revenue based on 3 min per day for 365 days; 3. Procured at cost (material and installation cost); 4. Based on management estimates: average revenue based on 5 accounts of $6,000 per day for 365 days; 5. EBITDA after 20% revenue sharing with building owner and estimated maintenance costs PRIVATE AND CONFIDENTIAL // 30

FINANCIAL OVERVIEW

FINANCIAL OVERVIEW FINANCIAL RESULTS AND PROJECTIONS Revenue Gross Profit ($M) Gross Profit ($M) $71 Gross Profit Margin % 58% 60% 43% $43 $51 26% $30 $45 $19 $5 $21 $(4) $(1) $15 (10%) $9 (24%) 2019A 2020A 2021A 2022A 2023E 2024E 2019A 2020A 2021A 2022A 2023E 2024E EBITDA EBITDA Margin ($M) $34 48% 44% $22 20% 3% $9 $1 $(7) (50%) $(8) (81%) 2019A 2020A 2021A 2022A 2023E 2024E 2019A 2020A 2021A 2022A 2023E 2024E Note: Company financials are presented as audited K-IFRS 2019 and 2020; PCAOB audited IFRS 2021; Unaudited IFRS 2022; and Company projections, K-IFRS basis, 2023 and 2024. Certain key financials are presented on an adjusted basis for various one-time, irregular, and non-recurring items, including EBITDA for 2019 to 2023, and gross profit for 2021 and 2022. All financial information based on a KRW:USD exchange rate of 1,245:1 PRIVATE AND CONFIDENTIAL // 32

FINANCIAL OVERVIEW OPERATING LEVERAGE SIGNIFICANT IN-PLACE PRODUCTION CAPACITY = HIGH OPERATING LEVERAGE KEY COSTS & MARGIN DRIVERS Average Production Cost per Square Foot Declines Rapidly as Production Increases 2022 2024 $283 80% Reduction in $156 Fixed Costs $135 55% Reduction in Labor Costs 52% 2022A 2023E 2024E Reduction in Production Costs Material Costs Labor Costs Other Fixed Costs

FINANCIAL OVERVIEW ATTRACTIVE UNIT ECONOMICS GLAAM’s existing business today has proven profitable unit economics with strong operating leverage • 26% Gross profit margin in 2022, expanding to 58% in 2023 • 3% EBITDA margin in 2022, expanding to 44% in 2023 GLAAM Unit Economics – Project Cost Per Square Foot1 $511 ($73) 52% 46% ($6.0) GROSS MARGIN PROFIT MARGIN ($89) $266 ($10.0) ($44) $235 ($1.8) ($39) ($31) $12.2 ($6.0) $9.2 0) Total PriceSales Install Mation erial Cost Fixed Installation CostOther Variable Lab CostsMaterial r Other Cost Fixed Gross Profit Gross Sales Profit Commission Sales Profit EBITDA Profit Costs Costs Costs Costs Commission 1. Based on GLAAM Korea subsidiary project economics 2023E PRIVATE AND CONFIDENTIAL // 34

BUSINESS COMBINATION OVERVIEW

BUSINESS COMBINATION OVERVIEW POSITIONING Digital Media and IT and Smart Products Advertising ? Multinational presence ? Strong outdoor advertising brands within North ? IoT and device focus American markets ? Proprietary technology and ? Largest digital advertising patent specializations companies integration ? Vertical ? Demonstrated operational expertise ? Potential channel leasing partners for GLAAM

BUSINESS COMBINATION OVERVIEW OPERATIONAL BENCHMARKING Digital Media and Advertising IT and Smart Products 149% Median: 5% Median: 2% 2023E 5% 5% 5% 9% 5% 11% Revenue Growth (0%) (10%) Median: 10% Median: 1% >100% 39% 2023E 5% 8% 11% 13% 2% EBITDA Growth (0%) (14%) 58% Median: 44% 51% 51% Median: 41% 38% 42% 41% 35% 2023E Gross Margin NA NA Note: Metrics for peers based on FactSet consensus estimates; FactSet data as of 2/22/2023

BUSINESS COMBINATION OVERVIEW VALUATION BENCHMARKING – EBITDA Digital Media and Advertising IT and Smart Products Median: 12.2x Median: 12.4x 14.8x 13.8x 13.8x 13.2x 12.3x 12.6x 10.6x 10.3x 8.5x EV / 2023E EBITDA Median: 11.3x Median: 10.6x 14.5x 13.1x 12.7x 11.1x 9.4x 10.1x 10.2x EV / 2024E 9.1x 7.4x EBITDA Note: Metrics for peers based on FactSet consensus estimates; FactSet data as of 2/22/2023. GLAAM multiples based on an enterprise value of $309M

BUSINESS COMBINATION OVERVIEW ILLUSTRATIVE SPAC IPO TRANSACTION FRAMEWORK1 ($ in millions) Sources Pro Forma Valuation Share Price ($ per share)5 $10.61 GLAAM Shares (Rollover Equity) $184 43% Estimated JGGC SPAC Cash in Trust2 244 57% Shares Outstanding (million) 48.0 Total Sources $428 100% Equity Value $509 Less: Transaction Cash to Balance Sheet (200) Uses Enterprise Value $309 Equity Consideration to GLAAM $184 43% Pro Forma Ownership Structure 6,7 Cash to Balance Sheet (Primary Growth Capital) 200 47% Estimated Transaction Fees & Expenses3 30 7% 16.0% Debt Paydown4 14 3% 36.1% GLAAM Total Uses $428 100% Shareholders JGGC Public 1. Subject to confirmatory due diligence. Shareholders 2. Assumes no redemption by JGGC’s existing public shareholders and continued interest accrual through closing. JGGC Sponsor 3. Includes banker fees, JGGC expenses and GLAAM expenses. 4. JGGC assumes ~$14 million of current corporate debt paid down at close, per management presentation. 5. Assumes Q3 2023 closing with accrued interest. 6. Pro Forma Existing Shareholders share count calculated based on Share Consideration of $184 47.9% million and a price per share of $10.61 7. JGGC SPAC Investors and Sponsor share count is fixed based on the full existing share count of 23.0 million shares and ~7.67 million shares for the SPAC Investors and SPAC Sponsor,respectively. Pro Forma share count excludes SPAC Public and Private Warrants, SPAC Share Rights, and the Seller Earnout. PRIVATE AND CONFIDENTIAL // 39

BUSINESS COMBINATION OVERVIEW INVESTMENT HIGHLIGHTS 1 Established company with a proven innovative product and strong market acceptance Proprietary manufacturing and patent-protected technology is the result of 10+ years of 2 development and over $185M of investment 3 These factors, combined with hundreds of completed installations on multiple continents, create enormous barriers to entry The company is uniquely positioned to capitalize on a large and growing total addressable 4 Digital-Out-Of-Home (“DOOH”) media market Poised for rapid and sustainable growth via a global pipeline of large and small installations in high- 5 profile locations with prominent clients and partners

APPENDIX

APPENDIX DRAWING ON 25 YEARS OF JAGUAR EXPERIENCE Accomplished and Regarded Professional Investor Track Record of Global Investments • 25-year history at the vanguard of growth markets globally Retail Logistics Property Hospitality • Partner-centric and active investor in private and public companies • Founded in 2013, Jaguar Growth Partners Group focuses on the Healthcare Property Specialty Finance Securitization most compelling growth companies and markets globally • Global network of relationships, reputation and local presence Office Homebuilding Senior Housing $3B+ 29 Deployed Portfolio Companies 12 Diversified Corporate Logistics Self Storage Corporate Property Countries By Sectors Note: The above investments include all current Jaguar investments and past investments previously managed by Mr. Garrabrant while at Equity International PRIVATE AND CONFIDENTIAL // 42

APPENDIX PERSPECTIVE Architectural Glass Market 128B ft2 Total Area Produced Annually2 IT Media Display Market 3.5B ft2 Total Area Produced Annually1 Source: 1. Statista global production capacity for flat panel displays report 2017; 2. Freedonia Group Global Flat Glass Report 2023 PRIVATE AND CONFIDENTIAL // 43

APPENDIX CURRENT ARCHITECTURAL DOOH SOLUTIONS Three Key Requirements: 1. Maintain Real Estate Value (Glass Transparency) 2. Low Maintenance Cost (Architectural Durability) 3. Immense Customization Capability (Architectural Design) LED SCREENS LED MESH LED BARS No Transparency Poor Transparency Poor Transparency Durability Less Than 5 Years Durability Less Than 5 Years Durability Less Than 5 Years No Customization Very Limited Customization Very Limited Customization PRIVATE AND CONFIDENTIAL // 44

APPENDIX EVOLUTION OF MEDIA FACADES 1st GENERATION 2nd GENERATION 3rd GENERATION 4th GENERATION ARCHITECTURAL SCENIC LIGHTING BULB LIGHTING LED BAR / MESH / SCREEN DISPLAY GLASS GLAAM Is The Only 4th Generation Product Provider In The World Since 2014 1 Note: Definition of 4th Generation media façade is media product that has more than 99% transparency and architectural durability. The definition was minted by Moto Design 1. Based on management’s review of publicly available information PRIVATE AND CONFIDENTIAL // 45

APPENDIX DIFFERENTIATED TECHNOLOGY Electrochromic Technology “G-Glass” LED Film LED bars LED Screen LCD OLED Glass Moving Media Capability High High Medium High High High None Media Resolution Large Size (>30sqm) Yes Yes Yes Yes Yes Yes None Transparency Transparency 99.7% 99.7% 50~80% 0% 0% 100% Variable Architectural Outdoors Yes No Possible Yes No No Yes Durability Architectural Indoors Yes Yes Yes Yes Yes Yes Yes Custom Size Yes No Possible No No No Yes Size Large Architectural Size Panel Yes No Possible Yes No No Yes Design Aesthetic Value High Medium Poor Poor Poor High High Long Term Cost Of Price Low High High High High Very High High Ownership Note: Based on Company internal assessment PRIVATE AND CONFIDENTIAL // 46

APPENDIX GLAAM COMPANY HISTORY 2005 2014 2018 2020 2022 Company Founded • China JV Brillshow Formed • Pyeongchang Winter Olympics • Haneda Airport, Japan • 43,000 ft2 View Hospital in Korea Glass Factory Completed • G- Commercial Launched • Brillshow • Porsche Showroom, UK • Partnership with LG Electronics • Achieved Accumulated • Achieved Accumulated • Achieved Accumulated Production Volume of 200,000 ft2 Production Volume of 300,000 ft2 Production Volume of 450,000 2007 2016-2017 2019 2021 Initial Factory • Nissan Crossing and International • MetLife Dome, Tokyo • Pier 17, NYC, by Howard Completed Dubai Airport Cushman Hughes • Partnership with • 12,000 ft2 COEX Expo Center, Seoul & Wakefield Korea • First Major Partnership in US Overseas with ANC • Established Offices • Full Certification Achieved • Achieved Accumulated • Completion of 4th Gen Line Production Volume of 100,000 ft2 Source: Company data PRIVATE AND CONFIDENTIAL // 47

APPENDIX GLAAM AWARDS & RECOGNITION 1 2019 Best Design & Technology Innovation Award 1 2018 Best New Technology Use & Product International Patent Design Expo | Seoul, KR Event Technology Awards | Sheffield, UK 1 2018 Inward (Newcomer of the Year) Investment Award 1 2018 International Tech Company Award Thames Valley Chamber of Commerce | London, UK Thames Valley Tech Awards | London, UK Best Exhibition Stand w | Bristol, UK ss Product of Korea , Industry and Energy | Seoul, KR oduct Certification ocurement Agency | Seoul, KR on , Industry and Energy | Seoul, KR PRIVATE AND CONFIDENTIAL // 48

APPENDIX 2022A – 2023E REVENUE BRIDGE ($ in Millions) $17.0 $51.5 ($4.0) $28.1 $10.4 2023 Revenue 2023 Pipeline Recent Projects 2024 Revenue 2023E from 2022 Contracts (Probability Weighted) Under Discussion from 2023 Contracts Revenue PRIVATE AND CONFIDENTIAL // 49

RISK FACTORS Risk Factors Related to the SPAC and the Business Combination • Each of Jaguar and GLAAM will incur significant transaction costs in connection with the proposed Business Combination. • The proposed Business Combination may not be completed in a timely manner, or at all, which may adversely affect the price of Jaguar’s securities. • The proposed Business Combination may not be completed by Jaguar’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Jaguar. • If the proposed Business Combination is not completed by Jaguar’s business combination deadline, as such date may be further extended, Jaguar would cease all operations except for the purpose of winding up and would redeem its ordinary shares and liquidate the trust account, in which case its public shareholders may only receive approximately $10.00 per share, and its warrants will expire worthless. • The failure to satisfy the conditions to the consummation of the proposed Business Combination, including the adoption of the business combination agreement by the respective shareholders of Jaguar and GLAAM and the receipt of certain governmental and regulatory approvals. • The occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement. • The inability to complete any financing transactions in connection with the proposed Business Combination. • The effect of the announcement or pendency of the proposed Business Combination on GLAAM’s business relationships, performance, and business generally. • The risk that the proposed Business Combination disrupts current plans and operations of GLAAM as a result. • The outcome of any legal proceedings that may be instituted against GLAAM, Jaguar or others related to the business combination agreement or the proposed Business Combination. • Failure to realize the anticipated benefits of the proposed Business Combination. • There can be no assurance that the combined company’s securities will be approved for listing on the Nasdaq Stock Market LLC (“Nasdaq”) or that the combined company will be able to comply with the continued listing standards of Nasdaq. • The risk that the price of Jaguar’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which GLAAM operates, variations in performance across competitors, changes in laws and regulations affecting GLAAM’s business and the ability of GLAAM and the combined company to retain its management and key employees. • The inability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, gauge and adapt to industry or market trends and changing consumer preferences, and identify and realize additional opportunities. • The risk of adverse or changing economic conditions, including the impact of pricing and other actions by GLAAM’s competitors. • The impact of governmental trade restrictions, including adverse governmental regulation that may impact GLAAM’s ability to access certain markets or continue to operate in certain markets. • The risk that GLAAM and its current and future clients and business partners have access to sufficient liquidity to fund their operations. • The risk that GLAAM will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all. • The risk that the combined company experiences difficulties in managing its growth and expanding operations. • There is no assurance that a shareholder’s decision whether to redeem its share for a pro rata portion of Jaguar’s trust account will put the shareholder in a better future economic position. • Directors of Jaguar have potential conflicts of interest in recommending that Jaguar’s shareholders vote in favor of the adoption of the proposed Business Combination.

RISK FACTORS (CONT.) • Even if the proposed Business Combination is completed, there can be no assurance that Jaguar’s warrants will be in the money during the exercise period, and they may expire worthless. • The ability of Jaguar’s public shareholders to exercise redemption rights with respect to a large number of its public shares could increase the probability that the proposed Business Combination would be unsuccessful. • Future sales of ordinary shares after the consummation of the proposed Business Combination may cause the market for the combined company’s securities to drop significantly, even if its business is doing well. • The public shareholders of Jaguar will experience immediate dilution as a consequence of the issuance of ordinary shares as consideration in the proposed Business Combination and due to future issuances pursuant to the combined company’s equity plan(s). Risks Related to GLAAM’s Industry and Company • The architectural media glass industry is a nascent industry; it may take a long time for GLAAM’s technology to penetrate its target markets. • GLAAM’s future growth and success is dependent upon the DOOH market and the construction industry’s willingness to adopt architectural media glass and specifically its G-Glass technology. • The architectural media glass industry is subject to cyclical fluctuations that may adversely affect GLAAM’s results of operation. • Failure to maintain the performance, reliability and quality standards required by GLAAM’s customers could have a materially negative impact on its financial condition and results of operation. • GLAAM’s business and results have been and may be adversely affected by fluctuations in the cost or availability of raw materials, components, purchased finished goods, shipping or services. • A global economic downturn could result in reduced demand for GLAAM’s products and adversely affect its profitability. • GLAAM’s short-term profitability will be negatively impacted by its anticipated need to incur significant expenses in connection with the expansion of its staff and marketing efforts. • GLAAM’s sales cycle for large projects is protracted, which makes its annual revenue and other financial metrics hard to predict. • GLAAM’s ability to realize revenues on its projects is subject to risks related to the financial health and condition of the real estate developers, and their suppliers or contractors, with whom it contracts to supply its products. The financial distress or bankruptcy of such developers, and their suppliers and contractors, could result in its inability to realize revenues on contracted projects. • Technological innovation by others could render GLAAM’s technology and the products produced using its process technologies obsolete or uneconomical. • GLAAM’s financial projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, its actual revenues, market share, expenses and profitability may differ materially from expectations. • GLAAM’s success depends upon its ability to develop new products and services and enhance existing products and services through product development initiatives and technological advances; any failure to make such improvements could harm its future business and prospects. • If GLAAM’s efforts to attract prospective clients and advertisers and to retain existing clients and users of its services are not successful, its growth prospects and revenue will be adversely affected. • GLAAM’s revenues largely depend on continuing penetration of media façades in architecture. Its sales may not grow at the rate it expects if market adaptation is slower than anticipated. • Continued downward pricing of third generation products could adversely affect fourth generation media glass pricing, which may affect GLAAM’s results of operations. PRIVATE AND CONFIDENTIAL // 51

RISK FACTORS (CONT.) • GLAAM’s revenue largely depends on continuing domestic and global demand for architectural glass, large media displays, and associated digital content. Its sales may not grow at the rate it expects. • If new construction levels out and repair and remodeling markets decline, such market pressures could negatively affect GLAAM’s results of operations. • GLAAM’s government sector sales, which comprise a significant portion of its sales, may be negatively affected by policy changes, government land development plan changes and other political local political events. • The IT, vertical real estate and large format wallscape sectors are regulated and any new or modified regulatory restrictions could negatively affect GLAAM’s sales and results of operations. • Changes in building codes could lower the demand for GLAAM’s G-Glass technology. • GLAAM relies on third-party contractors for the installation of its products, which subjects it to risks and costs that are out of its control. • GLAAM is subject to labor, health, construction/building and safety regulations, and may be exposed to liabilities and potential costs for lack of compliance. • GLAAM will incur increased costs and become subject to additional regulations and financial reporting obligations as a result of becoming a newly public company. • GLAAM relies on key researchers and engineers, senior management and production facility operators, and the loss of the services of any such personnel or the inability to attract and retain them may negatively affect its business. • Equipment failures, delays in deliveries and catastrophic loss at GLAAM’s manufacturing facilities could lead to production curtailments or shutdowns that prevent it from producing its products. • GLAAM may be adversely affected by disruptions to its manufacturing facilities or disruptions to its customer, supplier or employee base. • Any issues or delays in meeting GLAAM’s projected manufacturing costs and production capacity could adversely impact its business, prospects, operating results and financial condition. • GLAAM’s failure to properly manage the distribution of its products and services could result in the loss of revenues and profits. • GLAAM’s business involves complex manufacturing processes that may cause personal injury or property damage, subjecting it to liabilities and possible losses or other disruptions of its operations in the future, which may not be covered by insurance. • GLAAM’s business relies on its patent rights which may be narrowed in scope or found to be invalid or otherwise unenforceable. • Failure to protect its intellectual property rights could impair GLAAM’s competitiveness and harm its business and future prospects. • GLAAM may be subject to claims challenging the inventorship of its patents and other intellectual property. • GLAAM is subject to potential exposure to environmental liabilities and is subject to environmental regulation and any such liabilities or regulation may negatively affect its costs and results of operations in the future. • Earthquakes, tsunamis, floods, severe health epidemics (including the ongoing global COVID-19 pandemic and any possible recurrence of other types of widespread infectious diseases) and other natural calamities could materially adversely affect GLAAM’s business, results of operations or financial condition. • GLAAM’s business, results of operations and financial condition have been, and could continue to be, adversely affected by the COVID-19 pandemic. • GLAAM continues to face significant risks associated with its international expansion strategy. • GLAAM’s financial results could vary significantly from quarter to quarter and are difficult to predict. • GLAAM may require substantial additional financing to fund its operations and complete the development and commercialization of the process technologies that produce each of its products or new aspects of its existing process technologies that produce each of its products, and it may not be able to do so on favorable terms. PRIVATE AND CONFIDENTIAL // 52

RISK FACTORS (CONT.) • If GLAAM is unable to manage its growth and expand its operations successfully, its reputation and brand may be damaged and its business and results of operations may be harmed. • GLAAM’s results of operations are subject to exchange rate fluctuations, which may affect its costs and revenues. • Increasing interest rates could materially adversely affect GLAAM’s ability to generate positive cash flows and secure financing required to carry out its strategic plans. • Government regulation of DOOH advertising may restrict GLAAM’s out-of-home advertising operations. • The advancement of laws and regulations may not keep pace with the accelerating advancement of the digital signage industry and technology, which can be a detrimental factor to the growth of GLAAM’s industry. • Failures or security breaches of GLAAM’s networks or information technology systems could have an adverse effect on its business. • GLAAM does not have absolute control over the affiliates where its is the minority shareholder nor does it maintain control over the actions of other shareholders. Actions of other shareholders could negatively impact GLAAM’s performance. • GLAAM’s joint distribution agreement with G-SMATT Global, which is in effect until 2025, may adversely affect its financial results. • GLAAM’s Excellent Product designation of G-Glass by the Public Procurement Service of Korea expires in March 31, 2026, which may materially adversely affect its domestic government sales. Risks Related to South Korea and Other Countries Where GLAAM Operates • If economic conditions in South Korea deteriorate, GLAAM’s current business and future growth could be materially and adversely affected. • GLAAM is subject to the risks of operations in the United Kingdom, China, Japan, Hong Kong and the United States. • Increased tensions with North Korea could adversely affect the South Korean economy and, consequently, GLAAM’s results of operations and financial condition in the future. • GLAAM’s businesses and partnerships may be affected by geopolitical tensions between China and the United States. • Further militarization of the South Pacific in response to the growing military strength of China could destabilize political relationships in the region. • A conflict between Taiwan and China could impact regional businesses. • The armed conflict between Russia and Ukraine, including sanctions and tensions between the United States along with several other countries and Russia, may adversely affect the results of GLAAM’s operations. • It may be difficult or impossible to enforce judgments of courts of the United States and other jurisdictions against GLAAM. • Changes in South Korea’s customs, import and export laws and foreign policy, may have an adverse effect on GLAAM’s financial condition and results of operations. • New or higher taxes resulting from changes in tax regulations or the interpretation thereof in South Korea could adversely affect GLAAM’s results of operations and financial condition in the future PRIVATE AND CONFIDENTIAL // 53